Supplement Dated July 15, 2014 to Prospectuses March 10, 2006

CG Corporate Insurance Variable Life Separate Account 02

The Corporate Flexible Premium Variable Life Insurance Policy

The Corporate Flexible Premium Variable Life Insurance Policy II

This Supplement should be retained with the March 10, 2006 Product Prospectuses for The Corporate Flexible Premium Variable Life Insurance Policy and The Corporate Flexible Premium Variable Life Insurance Policy II issued by Connecticut General Life Insurance Company.

Effective July 15, 2014, the Fidelity VIP Investment Grade Bond Portfolio will be re-opened to new purchases and transfers in.

Effective July 15, 2014, the Alger Large Cap Growth Portfolio and the MFS VIT Total Return Series will be closed to new purchases and transfers in. You may choose to keep existing investments in these funds.

Effective July 15, 2014, the Vanguard VIF Capital Growth Portfolio will be added as an investment option. Please refer to the fund’s prospectus for more information: http://www.vanguard.com/pdf/vvif.pdf.

Effective July 15, 2014, the following information is added to the description of The Funds located on pages 9 through 12 of your Product Prospectus.

Trusts, Investment Advisers, and Distributors	Fund Available Under the Policies	Brief Description of the Fund’s Investment Objective

The Vanguard Group, Inc. P.O. Box 2600 Valley Forge, PA 19482	Vanguard VIF Capital Growth Portfolio	The Capital Growth Portfolio seeks to provide long-term capital appreciation, using a fundamental approach to invest in large-cap growth-oriented companies at attractive valuations.

CVUL l and CVUL ll Product Prospectus Supplement (07/15/2014)